                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      December 15, 1997


                        COPLEY REALTY INCOME PARTNERS 2;
                             A LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


                0-17810                             04-2961376
         (Commission File Number)      (IRS Employer Identification No.)


     225 Franklin Street, 25th Floor
               Boston, MA                              02110
 (Address of principal executive offices)            (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On December 15, 1997, Copley Realty Income Partners 2; A Limited Partnership sold its property known as Rancho Dominguez located at 18435 Susana Road, in Rancho Dominguez, CA. The property was sold to a third party (the "Buyer") who is unaffiliated with the Partnership. The selling price was determined by arm's length negotiations between the Partnership and the Buyer. The property was sold for $3,486,000. The Partnership received net proceeds of approximately $3,264,000 and recognized a loss of approximately $244,000.



Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented for the period ended September 30, 1997 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1996 (Exhibit B) and the period ended September 30, 1997 (Exhibit C).


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 30, 1997           COPLEY REALTY INCOME PARTNERS 2;
                                        A LIMITED PARTNERSHIP
                                             (Registrant)



                                   By:  Second Income Corp.,
                                        Managing General Partner


                                   By:  /s/  Wesley M. Gardiner, Jr.
                                   ---------------------------------
                                        Name:  Wesley M. Gardiner, Jr.
                                        Title: President

                                                                       EXHIBIT A

Copley Realty Income Partners 2;
A Limited Partnership
Pro Forma Balance Sheet
September 30, 1997
Unaudited

                                                 Pro Forma    September 30, 1997
                            September 30, 1997   Adjustment       Pro Forma
                            ------------------   ----------   ------------------
ASSETS

Property, Net                   $ 6,580,827                       $ 6,580,827
Property held for disposition     3,403,308     ($3,403,308)(a)             0

Cash and cash equivalents         2,931,810       3,263,906 (a)     6,195,716
Short-term investments            1,233,426               0         1,233,426
                                -----------     -----------       -----------
                                $14,149,371       ($139,402)      $14,009,969
                                ===========     ===========       ===========

LIABILITIES AND PARTNERS'
CAPITAL

Accounts payable                $    45,303               0       $    45,303
Accrued management fees              28,851               0            28,851
Deferred disposition fees           121,260         104,580 (b)       225,840
                                -----------     -----------       -----------
Total liabilities                   195,414         104,580           299,994
                                -----------     -----------       -----------

Partners' capital (deficit):
  Limited partners ($880 per
   unit; 100,000 units
   authorized, 32,770 units
   issued and outstanding)       14,065,076        (241,542)(a)    13,823,534
  General partners                 (111,119)         (2,440)(a)      (113,559)
                                -----------     -----------       -----------
Total partners' capital          13,953,957        (243,982)       13,709,975
                                -----------     -----------       -----------
                                $14,149,371       ($139,402)      $14,009,969
                                ===========     ===========       ===========

                                                                       EXHIBIT B

Copley Realty Income Partners 2;
A Limited Partnership
Pro Forma Income Statement
December 31, 1996
Unaudited

                                                 Pro Forma     December 31, 1996
                            December 31, 1996    Adjustment       Pro Forma
                            ------------------   ----------   ------------------
Investment Activity

Property rentals                $ 1,509,871        (713,135)(c)   $   796,736
Property operating expenses        (214,519)        114,979 (c)       (99,540)
Depreciation and amortization      (688,380)        291,000 (c)      (397,380)
                                -----------     -----------       -----------
                                    606,972        (307,156)          299,816

Joint venture earnings              210,976               0           210,976
Lease termination fee             1,600,000               0         1,600,000
Investment valuation
  allowances                     (3,350,000)              0        (3,350,000)
                                -----------     -----------       -----------

  Total real estate operations     (932,052)       (307,156)       (1,239,208)

Loss on sale of property                  0        (243,982)(a)      (243,982)
                                -----------     -----------       -----------
  Total real estate activity       (932,052)       (551,138)       (1,483,190)

Interest on cash equivalents
  and short term investments        250,877               0           250,877
                                -----------     -----------       -----------
  Total investment activity        (681,175)       (551,138)       (1,232,313)

Portfolio Expenses

Management fee                      123,057         (53,991)(f)        69,066
General and administrative          107,099          (2,940)(g)       104,159
                                -----------     -----------       -----------
                                    230,156         (56,931)          173,225
                                -----------     -----------       -----------


Net loss                          ($911,331)      ($494,207)      ($1,405,538)
                                ===========     ===========       ===========
Net loss per limited
  partnership unit                  ($27.47)        ($14.89)(d)       ($42.36)
                                ===========     ===========       ===========
Number of limited partnership
  units outstanding during
  the period                         32,848          32,848            32,848
                                ===========     ===========       ===========

Copley Realty Income Partners 2;                                      EXHIBIT C
A Limited Partnership
Pro Forma Income Statement
September 30, 1997
Unaudited

                                                 Pro Forma   September 30, 1997
                             September 30, 1997  Adjustment       Pro Forma
                             ------------------  ----------  ------------------
Investment Activity

Property rentals                $ 1,107,258      (492,144)(e)      $ 615,114
Property operating expenses        (150,673)       59,636 (e)        (91,037)
Depreciation and
  amortization                     (316,748)       18,000 (e)       (298,748)
                                ------------     ---------         ----------
                                    639,837      (414,508)           225,329

Joint venture earnings               57,570             0             57,570

Gain (loss) on sales of
  property                          387,990      (243,982)(a)        144,008
                                ------------     ---------         ----------
    Total real estate
      operations                  1,085,397      (658,490)           426,907

Interest on cash equivalents
  and short term investments        204,056             0            204,056
                                ------------     ---------         ----------
    Total investment activity     1,289,453      (658,490)           630,963


Portfolio Expenses

Management fee                      221,563       (36,540)(f)        185,023
General and administrative           84,796             0             84,796
                                ------------     ---------         ----------
                                    306,359       (36,540)           269,819
                                ------------     ---------         ----------
Net income (loss)                  $983,094     ($621,950)          $361,144
                                ============     =========         ==========
Net income (loss) per limited
  partnership unit                   $29.66       ($18.76)(d)         $10.89
                                ============     =========         ==========
Number of limited partnership
  units outstanding during
  the period                         32,818        32,818             32,818
                                ============     =========         ==========

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the loss on such disposal to the Partners.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1996 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net loss per limited partnership unit after the removal of operating activity and addition of the loss related to the disposed asset discussed in Item 2 herein.

(e) Removal of 1997 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(g) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.